UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2025

Currenc Group Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41079	98-1602649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Bridge Road, SPACES City Hall, Singapore	188726
(Address of principal executive offices)	(Zip Code)

+65 6407-7362

(Registrant’s telephone number, including area code)

INFINT Acquisition Corporation

32 Broadway, Suite 401
New York, New York 10004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	CURR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information regarding the Share Purchase Agreement and Amendment No. 1 to the Share Purchase Agreement set forth in item 3.02 of this Current Report on Form 8-K regarding the Share Purchase Agreement is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

On June 15, 2025, Currenc Group, Inc., an exempted company incorporated and registered in the Cayman Islands (together with its wholly-owned subsidiaries, the “Company”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with nine creditors (each a “Creditor” and collectively, the “Creditors”) of the Company, pursuant to which the Company issued an aggregate of 28,360,373 (the “Private Placement Shares”) of the Company’s ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), in full satisfaction of an aggregate amount of $12,166,600 of the Company’s outstanding unsecured obligations owed to the Creditors (the “Obligations”), at a price per share of $0.43, equating in each case to a $0.50 discount for each $1.00 of Obligations (collectively, the “Private Placement”).

Other than the satisfaction of the Obligations, the Company will receive no additional consideration in connection with the issuance of the Private Placement Shares, and the Company has not paid or given any commission or other remuneration directly or indirectly for soliciting the Private Placement. The Share Purchase Agreement contains customary representations and warranties.

On June 19, 2025, the Company and the Creditors entered into Amendment No. 1 to the Share Purchase Agreement (“Amendment No. 1”), which amends the closing date on which the Company would issue the Private Placement Shares and the date on which the Obligations would be satisfied, from June 19, 2025, to June 30, 2025, or such other date as the Company and the Creditors may mutually agree.

As such, the closing of the Private Placement is expected to occur on or about June 30, 2025.

The foregoing descriptions of the Share Purchase Agreement and Amendment No. 1 do not purport to be complete, and are qualified in their entirety by reference to the full text of the Share Purchase Agreement and Amendment No. 1, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated June 15, 2025, by and between Currenc Group, Inc. and the Creditors listed therein
10.2	Amendment No. 1 to Share Purchase Agreement, dated June 19, 2025, by and between Currenc Group, Inc. and the Creditors listed therein
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2025

CURRENC GROUP INC.

By:	/s/ Ronnie Ka Wah Hui
Name:	Ronnie Ka Wah Hui
Title:	Chief Executive Officer

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